UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 7, 2020

Vertiv Holdings Co

(Exact name of Registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Dearborn Drive
Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

GS Acquisition Holdings Corp

200 West Street

New York, New York 10282

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one redeemable warrant to purchase one share of Class A common stock	VERT.U	New York Stock Exchange
Class A common stock, $0.0001 par value per share	VRT	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	VRT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 7, 2020, Vertiv Holdings Co (formerly known as GS Acquisition Holdings Corp) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of its business combination with Vertiv Holdings, LLC and related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.03, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the business combination under Items 2.03 and 4.01 of Form 8-K and all information and exhibits included in the Original Report continue to apply, as supplemented by this Current Report on Form 8-K. Interested parties should refer to the Original Report for more information about the business combination. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Original Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information regarding the Company’s material indebtedness following the Business Combination is set forth in the section of the Proxy Statement entitled “Vertiv’s Management’s Discussion and Analysis of Financial Condition and Results of Operations –Capital resources and liquidity” beginning on page 232, which information is incorporated by reference herein, as updated by the Company’s Current Report on Form 8-K, filed with the SEC on January 31, 2020, which information is incorporated by reference herein.

As disclosed previously, to further Vertiv’s objective to explore future financing options to optimize its capital structure, including potential debt refinancing, on January 31, 2020, Vertiv commenced a process to refinance its existing term loan credit facility and amend and extend its existing asset-based revolving credit facility. The proposed refinancing transaction is expected to reduce Vertiv’s debt service requirements and leverage and to extend the maturity profile of its indebtedness. The proposed transaction is anticipated to close during the first quarter of 2020. As the terms of the proposed refinancing transaction have not been finalized, the structure, timing and anticipated impact are subject to change.

In connection with the proposed refinancing transaction, on January 31, 2020, Vertiv called all of its existing notes for conditional redemption on March 2, 2020, in accordance with the respective indentures. The redemptions are conditioned upon the completion of the proposed refinancing transactions on terms satisfactory to Vertiv and/or its affiliates. In addition, a total of $500,000 principal amount of Vertiv’s 9.250% senior notes due 2024 were tendered in the change of control offer made in connection with the Business Combination and were repurchased on February 7, 2020.

On the closing date, the Company used a portion of the proceeds from the Business Combination to repay $176 million of the outstanding indebtedness under its asset-based revolving credit facility and approximately $1.29 billion of the outstanding indebtedness under its term loan facility.

Item 4.01 Changes in the Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm

On February 7, 2020, the board of directors of the post-Business Combination Company (the “Board”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm, effective upon completion of their audit of the Vertiv Holdings Co (formerly known as GS Acquisition Holdings Corp) financial statements as of and for the year ended December 31, 2019, and the issuance of their report thereon. The management of the post-Business Combination Company communicated the Board’s decision to PwC on February 7, 2020. The reports of PwC on the GS Acquisition Holdings Corp financial statements as of and for the most recent fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that PwC’s report for the fiscal year ended December 31, 2017 included an explanatory paragraph indicating that there was substantial doubt regarding the ability of GS Acquisition Holdings Corp to continue as a going concern.

During the years ended December 31, 2018 and 2017 and the subsequent period through February 7, 2020, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between GS Acquisition Holdings Corp and PwC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its report on the GS Acquisition Holdings Corp financial statements for such years.

During the years ended December 31, 2018 and 2017 and the subsequent period through February 7, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of the foregoing disclosures and have requested that PwC furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of PwC’s letter, dated February 7, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of new independent registered public accounting firm

On February 7, 2020, the Board approved the engagement of Ernst & Young LLP (“EY”) as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. During the years ended December 31, 2018 and 2017 and the subsequent period through February 7, 2020, neither the Company, nor anyone on the Company’s behalf consulted with EY, on behalf of the Company, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

16.1*	Letter of PricewaterhouseCoopers LLP, dated February 7, 2020, to the SEC regarding statements included in this Current Report on Form 8-K.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2020

Vertiv Holdings Co

/s/ Rob Johnson
Name: Rob Johnson
Title: Chief Executive Officer